Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 28, 2012 by and among ROUSE PROPERTIES, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 12, 2012 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), and desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The Credit Agreement is amended by restating the definitions of “Applicable Margin” and “LIBOR” contained in Section 1.1. in their entirety as follows:

“Applicable Margin” means four and one-half percent (4.50%).

“LIBOR” means, for the Interest Period for any LIBOR Loan, the rate of interest obtained by dividing (i) the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (0.01%), referred to as the BBA (British Bankers’ Association) LIBOR rate as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rate for deposits in Dollars at approximately 9:00 a.m. Pacific time, two (2) Business Days prior to the date of commencement of such Interest Period for purposes of calculating effective rates of interest for loans or obligations making reference thereto, for an amount approximately equal to the applicable LIBOR Loan and for a period of time approximately equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(i) counterparts of this Amendment executed by the Borrower and all of the Lenders;

(ii) a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(iii) evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates have been paid; and

(iv) such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b)           No Conflicts.  The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (a) require any material Governmental Approval or violate in any material respect any Applicable Law (including all Environmental Laws) relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under (x) the organizational documents of the Borrower, or (y) any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property of the Borrower other than Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties.

Section 4.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 5.  Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 6.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES).

Section 8.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.

Section 9.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 10.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

ROUSE PROPERTIES, INC.

By:	/s/ Andrew Silberfein
	Name:	Andrew Silberfein
	Title:	President and Chief Executive Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:___/s/ Winita Lau_____
Name: Winita Lau
Title: Vice President

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ROYAL BANK OF CANADA, as a Lender

By:__/s/ Brian Gross__
Name: Brian Gross
Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: __/s/ Dennis J. Redpath__
Name: Dennis J. Redpath
Title: Senior Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By: __/s/ Michelle Latzoni__
Name: Michelle Latzoni
Title: Authorized Signatory

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: __/s/ J.T. Johnston Coe__
Name: J.T. Johnston Coe
Title: Managing Director

By: __/s/ James Rolison__
Name: James Rolison
Title: Managing Director

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BARCLAYS BANK PLC, as a Lender

By: __/s/ Diane Rolfe__
Name: Diane Rolfe
Title: Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: __/s/ William O’Daly__
Name: William O’Daly
Title: Director

By: __/s/ Sanja Gazahi__
Name: Sanja Gazahi
Title: Associate

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of September 28, 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each Secured Party.

WHEREAS, Rouse Properties, Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend certain terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Secured Parties under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 4.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ANIMAS VALLEY MALL, LLC
BIRCHWOOD MALL, LLC
CACHE VALLEY MALL, LLC
CHULA VISTA CENTER, LP
    By:   Chula Vista GP, LLC, its general partner
COLONY SQUARE MALL L.L.C.
GGP-GATEWAY MALL L.L.C.
LANSING MALL, LLC
MALL ST. VINCENT, LLC
NORTH PLAINS MALL, LLC
SIERRA VISTA MALL, LLC
SILVER LAKE MALL, LLC
SPRING HILL MALL L.L.C.
THREE RIVERS MALL L.L.C.
WESTWOOD MALL, LLC
WHITE MOUNTAIN MALL, LLC

By:
Name:
Title:

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